UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2016 (May 6, 2016)
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders on May 6, 2016, Republic Services, Inc.’s (the “Company,” “we,” “us” or “our”) shareholders approved amendments to our bylaws that: (1) allow eligible shareholders to include their own nominees for director in the Company’s proxy materials for an annual meeting of shareholders, along with the candidates nominated by the Board (the “Proxy Access Bylaw”); and (2) specify that the sole and exclusive forum for certain court actions involving the Company shall be the Court of Chancery of the State of Delaware (or certain other courts if such court lacks jurisdiction), unless we consent in writing to the selection of an alternative forum (the “Exclusive Forum Bylaw”). As a result of this approval, our bylaws have been amended and restated as set forth as Exhibit 3.3.
The below description of the Proxy Access Bylaw and the Exclusive Forum Bylaw are qualified in their entirety by reference to the full text of those bylaws, which can be found in Sections 2.14 and 7.4 of the Company’s Amended and Restated Bylaws. The Company’s Amended and Restated Bylaws, including Sections 2.14 and 7.4 thereof, are incorporated herein by reference as Exhibit 3.3.
Description of the Proxy Access Bylaw
Eligibility of Shareholders to Nominate Directors; Counting of Related Funds
Any shareholder or group of up to 20 shareholders who have maintained continuous qualifying ownership of at least 3% of the shares of our outstanding common stock for at least the previous three years are permitted to include up to 25% of the number of director nominees in our proxy materials for our annual meeting of shareholders. Two or more funds that are (1) under common management and investment control, or (2) under common management and funded primarily by a single employer or (3) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, are treated as one shareholder for the purpose of determining the aggregate number of shareholders.
Calculation of Qualifying Ownership
To ensure that the interests of shareholders seeking to include director nominees in our proxy materials are aligned with those of other shareholders, a nominating shareholder is deemed to own only those shares of our common stock as to which the shareholder possesses both (1) the full voting and investment rights pertaining to the shares and (2) the full economic interest in (including the opportunity for profit from and risk of loss on) the shares. A shareholder’s ownership of shares is deemed to continue during any period in which: (x) the shareholder has loaned the shares, provided that the shareholder at all times retains the economic risk of loss of the shares and has the power to recall the loaned shares without condition on five business days’ notice; or (y) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the shareholder. A shareholder is deemed to own shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares.
The following shares do not count as owned shares for purposes of the Proxy Access Bylaw:

•	shares sold by the shareholder or any of the shareholder’s affiliates in any transaction that has not been settled or closed;

•	shares borrowed by the shareholder or any of the shareholder’s affiliates for any purposes or purchased by the shareholder or any of the shareholder’s affiliates pursuant to an agreement to resell; or

•
shares subject to any option, warrant, forward contract, swap, contract of sale or other derivative or similar agreement entered into by the shareholder or any of its affiliates, in any such case which instrument or agreement has or is intended to have the purpose or effect of (1) reducing in any manner the shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of the shares.

Number of Shareholder-Nominated Candidates
Subject to certain exceptions, the maximum number of candidates nominated by all eligible shareholders that we are required to include in our proxy materials is 25% of the total number of members of our Board as of the Final Proxy Access Nomination Date (as defined below). If the 25% calculation does not result in a whole number, the maximum number of shareholder-nominated candidates is the closest whole number below 25%. Any shareholder-nominated candidate who is either subsequently withdrawn or disqualified or included by the Board in Republic’s proxy materials as a Board-nominated candidate is counted against the nominee limit.

Procedure for Electing Candidates if Nominee Limit Exceeded
If the number of shareholder-nominated candidates exceeds the nominee limit, each nominating shareholder will select one proposed nominee for inclusion in our proxy materials, beginning with the nominating shareholder with the largest qualifying ownership and proceeding through the list of nominating shareholders in descending order of qualifying ownership, until the nominee limit is reached.
Nominating Procedures
To provide adequate time to assess shareholder-nominated candidates, requests to include these candidates in our proxy materials must be delivered or mailed and received at our principal executive offices no earlier than 150 days and no later than 120 days (the “Final Proxy Access Nomination Date”) before the anniversary of the date that we issued our proxy statement for the previous year’s annual meeting of shareholders.
Information Required of All Nominating Shareholders
Each shareholder seeking to include a director nominee in our proxy materials must provide us certain information, including:

•
verification of the shareholder’s ownership of shares of our common stock as of the date of the submission of the nomination and continuous qualifying ownership through the record date for the annual meeting;

•	a copy of the shareholder’s notice on Schedule 14N that has been filed with the SEC;

•	information regarding the shareholder nominee that is required to be disclosed in the proxy statement;

•
the written consent of the shareholder nominee to (1) being named in our proxy materials, (2) serving as a director, if elected, and (3) the public disclosure of information about the nominee that has been provided to us; and

•	certain information regarding the nominating shareholder.
Nominating shareholders also must make certain representations to and agreements with us, including:

•	lack of intent to change or influence control of Republic;

•	intent to maintain qualifying ownership through the annual meeting date;

•	refraining from nominating any person for election to the Board other than the shareholder’s nominees submitted through the proxy access process;

•	intent to be present in person or by proxy to submit the shareholder’s nomination at the annual meeting;

•	engaging or participating only in the solicitation of the shareholder’s nominees or Board nominees;

•	not distributing any form of proxy for the annual meeting other than the form distributed by Republic;

•	complying with solicitation rules and assuming liabilities related to and indemnifying us against losses arising out of the nomination;

•	the accuracy and completeness of all facts, statements and other information provided to us; and

•
recalling any outstanding shares that have been loaned to another person by or on behalf of the shareholder that are to be counted for purposes of determining the shareholder’s qualifying ownership and eligibility to nominate directors, upon being notified that any of the shareholder’s nominees will be included in our proxy materials.

Information Required of All Shareholder Nominees
Each shareholder nominee must execute a written representation and agreement that the nominee:

•	understands his or her duties as a director under the Delaware General Corporation Law (the “DGCL”);

•	is not and will not become a party to any agreement or understanding with any person or entity as to how the nominee will act or vote on any issue if elected as a director;

•
is not and will not become a party to any agreement or understanding with any person or entity other than Republic with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the nominee’s candidacy for director that has not been disclosed to Republic;

•
is not and will not become a party to any agreement or understanding with any person or entity other than Republic with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the nominee’s service as a director;

•	if elected as a director, will comply with all applicable laws and stock exchange listing standards and our policies and guidelines applicable to directors;

•
will provide facts and other information in all communications with us and our shareholders that are true and correct in all material respects and do not omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading; and

•	will act as a representative of all Republic shareholders while serving as a director.
Shareholder nominees also must submit completed and signed questionnaires required of our directors and officers, and provide any additional information required for the Board’s independence evaluation and determination.
Exclusion of Shareholder Nominees
We are not required to include a shareholder nominee in our proxy materials if:

•
the shareholder who has nominated such nominee has engaged or is engaging in, or has been or is a participant in another person’s, solicitation in support of the election of any individual as a director at the annual meeting other than its shareholder nominee(s) or a nominee of the Board;

•
the nominee is or becomes a party to any agreement or understanding with any person or entity other than Republic with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the nominee’s candidacy for director or service that the nominee does not promptly disclose to Republic;

•
the nominee is or becomes a party to any agreement or understanding with any person or entity other than Republic with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the nominee’s service as a director;

•	the nominee is not independent, as determined by the Board;

•
the nominee’s election to the Board would cause us to violate our bylaws, certificate of incorporation or corporate governance guidelines, the rules and listing standards of the New York Stock Exchange, or any applicable state or federal law, rule or regulation;

•	the nominee is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

•	the nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years;

•
the nominee or the nominating shareholder provides us information in respect of the nomination that was untrue in any material respect or omitted to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, as determined by the Board or any committee thereof;

•	the nominating shareholder or the nominee fails to comply with its obligations under the Proxy Access Bylaw; or

•	the nomine is subject to any order of the type specified in Rule 506(d) of Regulation D.
The Board or the chairman of the annual meeting will declare a director nomination by a shareholder to be defective, and such nomination will be disregarded, if (1) the director nominee or the shareholder breaches any of their respective obligations under the Proxy Access Bylaw or (2) the shareholder (or a qualified representative thereof) does not appear at the annual meeting in person or by proxy to present the nomination.
Future Disqualification of Shareholder Nominees
Any shareholder nominee who is included in our proxy materials but either (1) withdraws from or becomes ineligible for election at the annual meeting or (2) does not receive at least 25% of the votes cast in favor of the nominee’s election will be ineligible to be a shareholder nominee under the Proxy Access Bylaw for the following two annual meetings.
Supporting Statement
Nominating shareholders are permitted to include in our proxy statement for the applicable annual meeting a 500-word statement in support of their nominee(s). We may omit from our proxy statement any information or statement that we, in good faith, believe would violate any applicable law or regulation.

Description of the Exclusive Forum Bylaw

The Exclusive Forum Bylaw specifies that the sole and exclusive forum for certain court actions involving Republic shall be the Court of Chancery of the State of Delaware (the “Chancery Court”) (or certain other courts if such court lacks jurisdiction), unless we consent in writing to the selection of an alternative forum. The following actions and proceedings are subject to the Exclusive Forum Bylaw:

•	any derivative action or proceeding brought on behalf of the Company;

•	any action asserting a claim of breach of a fiduciary duty owed by any director, officer, shareholder, employee or agent of the Company to the Company or its shareholders;

•
any action asserting a claim against the Company or any director, officer, shareholder, employee or agent of the Company arising out of or related to any provision of the Delaware General Corporation Law (the “DGCL”) or our certificate of incorporation or bylaws or as to which the DGCL confers jurisdiction upon the Chancery Court;

•	any action asserting a claim governed by the internal affairs doctrine; and

•
any other action to assert a claim against the Company or any director, officer, shareholder, employee or agent of the Company that constitutes an “internal corporate claim” as defined by Section 115 of the DGCL.

The Exclusive Forum Bylaw applies in each such case regardless of whether the action or proceeding is based on common law, statutory, equitable, legal or other grounds. This includes any action brought by a beneficial owner of our shares. Under the Exclusive Forum Bylaw, any person or entity purchasing, otherwise acquiring or retaining any interest in our shares is deemed to have notice of and to have consent to the provisions of the Exclusive Forum Bylaw.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.3	Amended and Restated Bylaws of Republic Services, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.

Date: May 6, 2016	By:	/s/ Charles F. Serianni
Charles F. Serianni
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)